CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		     AS ADOPTED PURSUANT TO
	    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	    ---------------------------------------------

Name of Issuer:	MANAGERS TRUST II - SCIENCE & TECHNOLOGY FUND, 20
		FUND, MID CAP FUND, LARGE CAP FUND, BALANCED FUND, CONVERTIBLE SECURITIES FUND, HIGH YIELD FUND AND
		FIXED INCOME FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	September 9, 2004		/s/ Peter M. Lebovitz
	-----------------		---------------------
					Peter M. Lebovitz
					President



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	  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		     AS ADOPTED PURSUANT TO
	    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	    ---------------------------------------------


Name of Issuer:	MANAGERS TRUST II - SCIENCE & TECHNOLOGY FUND, 20
		FUND, MID CAP FUND, LARGE CAP FUND, BALANCED FUND, CONVERTIBLE SECURITIES FUND, HIGH YIELD FUND AND
		FIXED INCOME FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	September 9, 2004		/s/ Galan G. Daukas
	-----------------		------------------------
					Galan G. Daukas
					Chief Financial Officer






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